SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 9, 2003

                    DIALYSIS CORPORATION OF AMERICA
       (Exact name of registrant as specified in its charter)

          Florida                      0-8527                 59-1757642
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)

     1344 Ashton Road, Hanover, Maryland                        21076
   (Address of principal executive offices)                  (Zip Code)

    Registrant's telephone number, including area code (410) 694-0500

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Item 5.  Other Events and Required FD Disclosure

     Two of our subsidiaries entered into leases for the development of two new dialysis facilities.

     On October 9, 2003, DCA of Rockville, LLC, a wholly-owned subsidiary entered into a seven-plus year lease with two renewal options of five years each, for approximately 5,000 square feet in North Bethesda, Maryland. In addition to the base rent, DCA of Rockville will pay its proportionate share of common area maintenance charges. Our company, as the parent, has guaranteed the rent payments under the lease, but not any additional rents, CAM charges, or any performance or other responsibilities of our subsidiary. DCA of Rockville will be our second dialysis facility in Maryland.

     On October 10, 2003, DCA of Aiken, LLC, a wholly-owned subsidiary, entered into a three-year lease which will commence when the landlord totally vacates the premises, but not later than December 15, 2003. The lease is for the entire building composed of approximately 4,000 square feet in Aiken, South Carolina. The lease provides DCA of Aiken with two consecutive five-year renewal options. DCA of Aiken will be responsible for payment of taxes, assessments, insurance and utility charges. DCA of Aiken will be our initial dialysis center in South Carolina.

     Dialysis Corporation of America owns and operates free-standing hemodialysis centers in Georgia, Maryland, New Jersey, Ohio and Pennsylvania.

     This current report contains forward-looking statements that are subject to risks and uncertainties detailed from time to time in other reports, press releases and filings with the Securities and Exchange Commission, including, among others, certain delays beyond our control relating to future business events, our ability to timely develop additional dialysis facilities, regulation of dialysis operations, the highly competitive environment in the operation and acquisition of dialysis facilities, the extent that patient bases of our dialysis facilities can expand to provide profitability, and government determination for Medicare reimbursement for a substantial portion of dialysis treatments.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired

         None

     (b) Pro Forma Financial Information

         None

     (c) Exhibits

         (10) Material Contracts

              (i) Lease Agreement between DCA of Rockville, LLC and V-3 Properties, LLC dated October 9, 2003.

              (ii) Lease Agreement between DCA of Aiken, LLC and Gordon Real
                   Estate Company, LLC dated October 10, 2003.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett
                                       By---------------------------------
                                          STEPHEN W. EVERETT,
                                          Chief Executive Officer and
                                            President

Dated:  October 28, 2003

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                                EXHIBIT INDEX

     (10) Material Contracts

          (i) Lease Agreement between DCA of Rockville, LLC and V-3 Properties, LLC dated October 9, 2003.

          (ii) Lease Agreement between DCA of Aiken, LLC and Gordon Real Estate Company, LLC dated October 10, 2003.